INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

NOTE 4—INCOME TAXES

        U.S. and foreign earnings (loss) from continuing operations before income taxes are as follows:

	Years Ended December 31,
	2011	2010	2009
	(In thousands)
U.S.	$142,623	$20,603	$(1,046,009)
Foreign	28,899	2,083	99,010

Total	$171,522	$22,686	$(946,999)

        The components of the (benefit) provision for income taxes attributable to continuing operations are as follows:

	Years Ended December 31,
	2011	2010	2009
	(In thousands)
Current income tax provision (benefit):
Federal	$49,450	$27,271	$(23,186)
State	(26,510)	7,785	2,744
Foreign	8,496	3,097	2,209

Current income tax provision (benefit)	31,436	38,153	(18,233)

Deferred income tax (benefit) provision:
Federal	(23,293)	(7,031)	29,287
State	639	1,646	(769)
Foreign	(12,829)	(689)	(811)

Deferred income tax (benefit) provision	(35,483)	(6,074)	27,707

Income tax (benefit) provision	$(4,047)	$32,079	$9,474

        The current income tax payable was reduced by $18.0 million, $5.2 million and $0.8 million for the years ended December 31, 2011, 2010 and 2009, respectively, for excess tax deductions attributable to stock-based compensation. The related income tax benefits were recorded as amounts credited to additional paid-in capital or a reduction in goodwill. In addition, the current income tax payable was reduced by $4.1 million, $4.8 million and $4.3 million for the years ended December 31, 2011, 2010 and 2009, respectively, for excess tax deductions attributable to settlements of vested stock-based awards denominated in subsidiaries' equity. The related income tax benefits were recorded as amounts credited to additional paid-in-capital.

        The tax effects of cumulative temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below. The valuation allowance is related to items for which it is more likely than not that the tax benefit will not be realized.

	December 31,
	2011	2010
	(In thousands)
Deferred tax assets:
Accrued expenses	$25,130	$18,361
Net operating loss carryforwards	31,000	35,298
Tax credit carryforwards	10,518	12,765
Stock-based compensation	84,543	68,633
Income tax reserves, including related interest	57,016	64,191
Intangible and other assets	—	10,339
Equity method investments	12,850	—
Other	22,490	32,103

Total deferred tax assets	243,547	241,690
Less valuation allowance	(45,084)	(40,266)

Net deferred tax assets	198,463	201,424

Deferred tax liabilities:
Property and equipment	(16,264)	(16,648)
Investment in subsidiaries	(374,282)	(378,704)
Intangible and other assets	(56,597)	—
Equity method investments	—	(32,601)
Other	(11,437)	(8,124)

Total deferred tax liabilities	(458,580)	(436,077)

Net deferred tax liability	$(260,117)	$(234,653)

        Included in "Other current assets" in the accompanying consolidated balance sheet at December 31, 2011 and 2010 is a current deferred tax asset of $41.0 million and $34.9 million, respectively and included in "Other non-current assets" in the accompanying consolidated balance sheet at December 31, 2011 and 2010 is a non-current deferred tax asset of $1.4 million and $0.9 million, respectively. In addition, included in "Accrued expenses and other current liabilities" in the accompanying consolidated balance sheet at December 31, 2011 is a current deferred tax liability of $0.4 million.

        At December 31, 2011, the Company had federal and state net operating losses ("NOLs") of $35.1 million and $115.6 million, respectively. If not utilized, the federal NOLs will expire at various times between 2023 and 2031, and the state NOLs will expire at various times between 2012 and 2031. Utilization of federal NOLs will be subject to limitations under Section 382 of the Internal Revenue Code of 1986, as amended. In addition, utilization of certain state NOLs may be subject to limitations under state laws similar to Section 382 of the Internal Revenue Code of 1986. At December 31, 2011, the Company had foreign NOLs of $48.2 million available to offset future income. Of these foreign NOLs, $42.1 million can be carried forward indefinitely and $6.1 million will expire at various times between 2012 and 2031. During 2011, the Company recognized tax benefits related to NOLs of $2.7 million. Included in this amount was $1.1 million of tax benefits of acquired attributes which was recorded as a reduction in goodwill. At December 31, 2011, the Company had $3.1 million of federal capital losses and $267.4 million of state capital losses. If not utilized, the federal capital losses will expire in 2015, and the state capital losses will expire between 2013 and 2015. Utilization of capital losses will be limited to the Company's ability to generate future capital gains.

        At December 31, 2011, the Company had tax credit carryforwards of $12.1 million. Of this amount, $6.2 million related to federal credits for foreign taxes, $4.9 million related to state tax credits for research activities, and $1.0 million related to various state and local tax credits. Of these credit carryforwards, $5.9 million can be carried forward indefinitely and $6.2 million will expire within ten years.

        During 2011, the Company's valuation allowance increased by $4.8 million primarily due to losses from equity method investments. Of this amount, $1.8 million relates to a change in judgment about the realizability of beginning of the year deferred tax assets. At December 31, 2011, the Company had a valuation allowance of $45.1 million related to the portion of tax loss carryforwards and other items for which it is more likely than not that the tax benefit will not be realized.

        A reconciliation of the income tax (benefit) provision to the amounts computed by applying the statutory federal income tax rate to earnings (loss) from continuing operations before income taxes is shown as follows:

	Years Ended December 31,
	2011	2010	2009
	(In thousands)
Income tax provision (benefit) at the federal statutory rate of 35%	$60,033	$7,940	$(331,450)
Release of deferred tax liability associated with investment in Meetic	(43,696)	—	—
Change in tax reserves, net	(15,493)	8,696	14,558
Foreign income taxed at a different statutory tax rate	(11,774)	(4,957)	(182)
Net adjustment related to the reconciliation of income tax provision (benefit) accruals to tax returns	(7,298)	(38)	(370)
Federal valuation allowance on equity method investments	4,595	2,420	1,947
State income taxes, net of effect of federal tax benefit	5,592	5,310	1,916
Foreign tax credits	(1,076)	(5,255)	(5,200)
Non-deductible impairments of goodwill and intangible assets	—	13,661	315,886
Non-deductible goodwill associated with the sale of Match Europe	—	—	9,175
Other, net	5,070	4,302	3,194

Income tax (benefit) provision	$(4,047)	$32,079	$9,474

        No U.S. federal or state income taxes have been provided on permanently reinvested earnings of certain foreign subsidiaries aggregating $353.2 million at December 31, 2011. The amount of the unrecognized deferred U.S. federal and state income tax liability with respect to such earnings is $92.7 million.

        A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest, is as follows:

	December 31,
	2011	2010	2009
	(In thousands)
Balance at January 1	$389,909	$394,294	$372,633
Additions based on tax positions related to the current year	1,749	3,060	2,333
Additions for tax positions of prior years	9,560	9,897	35,432
Reductions for tax positions of prior years	(26,595)	(13,164)	(14,991)
Settlements	(16,810)	(1,025)	(1,113)
Expiration of applicable statute of limitations	(6,252)	(3,153)	—

Balance at December 31	$351,561	$389,909	$394,294

        At December 31, 2011 and 2010, unrecognized tax benefits, including interest, were $462.8 million and $487.6 million, respectively. The total unrecognized tax benefits as of December 31, 2011 include $12.3 million that have been netted against the related deferred tax assets. The remaining balance of $450.5 million is reflected in "non-current income taxes payable" in the accompanying consolidated balance sheet at December 31, 2011. Unrecognized tax benefits for the year ended December 31, 2011 decreased by $38.3 million due principally to the expiration of statutes of limitations, the effective settlement of audits and a net decrease in deductible temporary differences. Included in unrecognized tax benefits at December 31, 2011 is $88.5 million relating to tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. If unrecognized tax benefits as of December 31, 2011 are subsequently recognized, $89.5 million and $213.6 million, net of related deferred tax assets and interest, would reduce income tax expense from continuing operations and discontinued operations, respectively. If unrecognized tax benefits as of December 31, 2010 are subsequently recognized, $103.1 million and $206.9 million, net of related deferred tax assets and interest, would reduce income tax expense from continuing operations and discontinued operations, respectively. In addition, a continuing operations tax provision of $5.1 million would be required upon the subsequent recognition of unrecognized tax benefits for an increase in the Company's valuation allowance against certain deferred tax assets.

        The Company recognizes interest and, if applicable, penalties related to unrecognized tax benefits in income tax provision. Included in income tax provision for continuing operations for the years ended December 31, 2011, 2010 and 2009 is a $1.4 million expense, $9.1 million expense and $8.3 million expense, respectively, net of related deferred taxes of $0.9 million, $5.8 million and $5.5 million, respectively, for interest on unrecognized tax benefits. Included in income tax provision for discontinued operations for the years ended December 31, 2011, 2010 and 2009 is a $6.7 million expense, $7.0 million expense and $3.7 million expense, respectively, net of related deferred taxes of $4.2 million, $4.4 million and $2.5 million, respectively, for interest on unrecognized tax benefits. At December 31, 2011 and 2010, the Company has accrued $111.2 million and $97.7 million, respectively, for the payment of interest. Included in the income tax provision for continuing operations for the year ended December 31, 2011 is a $2.5 million benefit for a reduction in penalties on unrecognized tax benefits. Included in income tax expense from continuing operations and discontinued operations for the year ended December 31, 2009 is a $3.1 million expense and a $1.3 million expense, respectively, for penalties on unrecognized tax benefits. At December 31, 2011 and 2010, the Company has accrued $2.5 million and $5 million, respectively, for penalties.

        The Company is routinely under audit by federal, state, local and foreign authorities in the area of income tax. These audits include questioning the timing and the amount of income and deductions and the allocation of income and deductions among various tax jurisdictions. The Internal Revenue Service ("IRS") has substantially completed its review of the Company's tax returns for the years ended December 31, 2001 through 2006. The settlement has not yet been submitted to the Joint Committee of Taxation for approval. The IRS began its review of the Company's tax returns for the years ended December 31, 2007 through 2009 in July 2011. The statute of limitations for the years 2001 through 2008 has currently been extended to December 31, 2012. Various state and local jurisdictions are currently under examination, the most significant of which are California, New York and New York City for various tax years beginning with 2005. Income taxes payable include reserves considered sufficient to pay assessments that may result from examination of prior year tax returns. Changes to reserves from period to period and differences between amounts paid, if any, upon resolution of issues raised in audits and amounts previously provided may be material. Differences between the reserves for income tax contingencies and the amounts owed by the Company are recorded in the period they become known. The Company believes that it is reasonably possible that its unrecognized tax benefits could decrease by $60.3 million within twelve months of the current reporting date, of which approximately $13.1 million could decrease income tax provision, primarily due to settlements, expirations of statutes of limitations, and the reversal of deductible temporary differences that will primarily result in a corresponding decrease in net deferred tax assets. An estimate of other changes in unrecognized tax benefits, while potentially significant, cannot be made.